UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 15, 2019

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2019, CommScope Holding Company, Inc. (the “Company”) announced the appointment of Bruce McClelland as Chief Operating Officer, effective following completion of the Company’s acquisition of ARRIS International plc. Morgan Kurk, who presently serves as the Company’s Chief Operating Officer, will become Chief Technology Officer of the combined organization at such time.

Mr. McClelland, age 52, has served as chief executive officer and a member of the ARRIS board of directors since September 2016. McClelland is responsible for ARRIS’ strategy – driving ARRIS’ leadership in video, broadband and wireless. He is the architect of ARRIS’ expansion into enterprise and vertical markets and leads ARRIS’ vision of powering the digital world. Previously, Mr. McClelland served as President of ARRIS’ Network & Cloud and Global Services business. Mr. McClelland’s prior roles at ARRIS also included ARRIS’ Group President for Products and Services, and Vice President and General Manager for ARRIS’ Customer Premises Equipment Unit. Mr. McClelland joined ARRIS as Vice President of Engineering and was responsible for development of a broad range of voice and data cable TV products. Prior to joining ARRIS, Mr. McClelland was responsible for the development of Nortel’s Signaling System #7 and Signal Transfer Point product lines as well as several development roles within Nortel’s Class 4/5 DMS switching product line.

The details of Mr. McClelland’s compensation with the Company have not yet been determined. The Company will amend this report to include a description of any material plan, contract or arrangement it enters into with Mr. McClelland in connection with his appointment as Chief Operating Officer, or any grant or award to Mr. McClelland under any such plan, contract or arrangement in connection with such event.

There are no family relationships between Mr. McClelland and any director or other officer of the Company or any related party transactions involving Mr. McClelland.

Item 9.01. Financial Statements and Exhibits.

Exhibit.	Description.

99.1	CommScope Holding Company, Inc. press release, dated February 15, 2019.

INDEX OF EXHIBITS

Exhibit.	Description.

99.1	CommScope Holding Company, Inc. press release, dated February 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2019

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Senior Vice President, General Counsel and Secretary